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                                                                  EXHIBIT 10.31


THIS AGREEMENT ENTERED INTO WITH EFFECT AS OF AND FROM THE FIRST DAY OF JANUARY, 1991


BETWEEN: LAFARGE COPPEE, a corporation duly incorporated under the laws of France, having its corporate office at 28, rue Emile Menier, Paris, 75116, France, herein acting and represented by Mr. Patrick Baviere duly authorized as he so declares;

             LAFARGE CORPORATION, a corporation duly incorporated under the laws of Maryland, USA, having its corporate office at 11130 Sunrise Valley Drive, Reston, Virginia 22091, USA, herein acting and represented by Mr. Robert W. Murdoch, duly authorized as he so declares;

AND: LAFARGE CANADA INC., a corporation duly incorporated under laws of Canada having its corporate office at 606 Cathcart Street, Montreal, Province of Quebec, H3B 1L7, Canada, herein acting and represented by Mr. Robert W. Murdoch, duly authorized as he so declares.

WHEREAS, LAFARGE COPPEE, Lafarge Corporation and Lafarge Canada Inc. have entered on December 2nd, 1988 in a Cost Sharing Agreement (the Cost Sharing Agreement) whereby LAFARGE COPPEE charges Lafarge Corporation and Lafarge Canada Inc. for costs incurred in the field of research and development, strategic planning, human resources and communication.

WHEREAS, LAFARGE COPPEE during the last few years has substantially expanded its cement worldwide activities through acquisitions of cement companies or assets in Spain (Asland SA) in Turkey (Aslan Cimento) or Germany (Karsdorf plant). Also Lafarge Corporation completed recently the acquisition of the Missouri Portland and Davenport Cement Companies in the U.S.

WHEREAS, LAFARGE COPPEE, Lafarge Corporation and Lafarge Canada Inc. intend to have the formula used for the calculation of share of expenses in respect of research and development to be allocated in the aggregate to Lafarge Corporation and Lafarge Canada Inc. revised to reflect the above described expansion of cement activities.

NOW, THEREFORE this agreement WITNESSETH that in consideration of the premises herein contained the parties hereto agree to amend the Cost Sharing Agreement as of January 1st, 1991 as follows.
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1/      Amendment to section 2.4.2 (i) of the Cost Sharing Agreement

        This section is amended as follows:

"  2.4.2 (i)           The fair and proportionate share of expenses incurred in
                       each year by LAFARGE COPPEE in respect of research and development to be allocated in the aggregate to L.Corp and LCI shall be the fraction thereof that the total tons of cement sold by L.Corp and LCI is of the total tons of cement sold by Ciments Lafarge S.A., Companhia
                       National de Cimento Portland, Wossinger Zement GmbH
                       (Wossinger and Karsdorf cement plants), Asland S.A.,
                       Aslan Cimento, L. Corp and LCI. The fair and proportionate share of L.Corp shall be the fraction of such expenses allocated in the aggregate to L.Corp and LCI that L.Corp's consolidated sales less LCI's sales is of L.Corp's consolidated sales, and the fair and proportionate share of LCI shall be the fraction thereof that LCI's sales is of L.Corp's consolidated sales."

2/      Other terms and provisions of the Cost Sharing Agreement

        All terms and provisions of the Cost Sharing Agreement other than the above mentioned section 2.4.2 (i) remain valid and unchanged.

        IN WITNESS WHEREOF, the parties have signed this Amendment No. 1 to the Cost Sharing Agreement, this 13th day of September 1991.


        LAFARGE COPPEE                          LAFARGE CORPORATION


per     /s/ P. BAVIERE                     PER  /s/ R. W. MURDOCH
        ---------------------------             ----------------------------
        P. Baviere                              R. W. Murdoch

        Senior Vice President                   President and
             Finance                            Chief Executive Officer

                                                LAFARGE CANADA INC.


                                           per  /s/ R. W. MURDOCH
                                                ----------------------------
                                                R. W. Murdoch

                                                President and
                                                Chief Executive Officer